UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2025
CNX Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
1000 Horizon Vue Drive
Canonsburg, Pennsylvania 15317

(Address of principal executive offices)
(Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock ($.01 par value)	CNX	New York Stock Exchange
Preferred Share Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2025, the Board of Directors (the “Board”) of CNX Resources Corporation (“the Company”) appointed Alan Shepard, the Company’s current Chief Financial Officer, to serve as the Company’s President in addition to his role as Chief Financial Officer, effective immediately. Mr. Shepard succeeds Nicholas DeIuliis in the role of Company President (Mr. DeIuliis continues to serve as the Company’s Chief Executive Officer and as a member of the Board).

Mr. Shepard, age 44, joined the Company in 2020 and has served as the Company’s Chief Financial Officer since June 2022. From February 2020 until June 2022, Mr. Shepard served as the Company’s Vice President -- Accounting and Chief Accounting Officer. During his tenure at the Company, he has been instrumental in developing and implementing the Company’s seven-year plan, driving capital allocation strategy, and leading various strategic initiatives, including the recent Apex Energy acquisition. Before joining the Company, Mr. Shepard served as the Chief Financial Officer of EdgeMarc Energy, a private equity funded oil and gas exploration and production company. He holds a bachelor’s degree in Accounting and Business Administration from Thiel College and an MBA from Carnegie Mellon University’s Tepper School of Business. There have been no changes to Mr. Shepard’s compensation in connection with this appointment.

There are no arrangements or understandings between Mr. Shepard and any other persons pursuant to which he was selected as President of the Company. Mr. Shepard does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNX RESOURCES CORPORATION

By:    /s/ Timothy S. Bedard
    Timothy S. Bedard
Executive Vice President, General Counsel and Corporate Secretary

Dated: June 12, 2025